As filed with the Securities and Exchange Commission on
                          March 6, 1998

               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
         ===============================================
                            FORM 8-K
                         CURRENT REPORT

                 PURSUANT TO SECTION 13 or 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934
         ===============================================
                  DATE OF REPORT: March 5, 1998

                     ACME UNITED CORPORATION
                     -----------------------
     (Exact name of registrant as specified in its charter)

Connecticut                       0-4823         06-0236700
-----------                       ------         ----------
(State or other jurisdiction of   (Commission    (I.R.S. Employer
incorporation or organization)    File Number)   Identification No.)

75 Kings Highway Cutoff                           06430
Fairfield, CT                                     (Zip Code)
(Addresses of principal
executive offices)

       Registrant's telephone number, including area code:
                         (203) 332-7330

     The Registrant hereby reports that the Registrant and Coopers & Lybrand L.L.P., its independent accountant, have mutually agreed that Coopers & Lybrand L.L.P. will not be engaged by the Registrant as its independent accountant for the year 1998 and will no longer serve in that capacity at the completion of the audit of the Registrant's financial statements for the fiscal year ended December 31, 1997, expected to be completed on or before March 31, 1998.

     The Registrant is in the process of considering candidates to serve as its independent accountant for the year 1998 and will report its engagement of such accountant upon completion of that process.

     In compliance with Reg. Section 229.304 Item 304, the Registrant further states as follows:

     (a)   The  decision  of the Registrant  and  Coopers  &
     Lybrand L.L.P. that Coopers & Lybrand L.L.P. would not serve as principal accountants for the Registrant for 1998 was made on March 2, 1998. (Exhibit II)

<PAGE 2>
     (b) The accountant's report on the Registrant's financial statements for the past two years have not contained (and in the case of the audit for 1997, to the best of the Registrant's knowledge, will not contain) an adverse opinion or a disclaimer of opinion, nor were they or will they be qualified or modified in any respect.

     (c) The decision to change accountants was approved by the Audit Committee of Registrant's Board of Directors.

     (d) There were and are no disagreements between the Registrant and Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     A   letter  from  Coopers  &  Lybrand  L.L.P.  stating   its
concurrence with the Registrant's statements herein is attached hereto as Exhibit 1.


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on March 5, 1998.


                      Acme United Corporation


                      By: /s/ Walter C. Johnsen
                          ----------------------
                              Walter C. Johnsen
                              President and Chief Executive Officer
                              [Principal Executive Officer]


<PAGE 3>

                            Exhibit I




March 5, 1998



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.   20549

Gentlemen:

We have read the statements made by Acme United Corporation (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month March, 1998. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,


/s/Coopers & Lybrand L.L.P.
---------------------------
   Coopers & Lybrand L.L.P.




<PAGE 4>


                           Exhibit II



March 5, 1998




Mr. Walter C. Johnsen
President and Chief Executive Officer
Acme United Corporation
75 Kings Highway Cutoff
Fairfield, Connecticut   06430

Dear Mr. Johnsen:

This is to confirm that the client-auditor relationship between Acme United Corporation (Commission File Number 0-4823), and Coopers & Lybrand L.L.P. will cease upon completion of our audit of the Company's financial statements for the year ended December 31, 1997, which is anticipated on or before March 31, 1998, the due date of the Company's Form 10-K to the Securities and Exchange Commission.

Very truly yours,


/s/Coopers & Lybrand L.L.P.
---------------------------
   Coopers & Lybrand L.L.P.



cc:  Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 11-3
     450 Fifth Street, N.W.
     Washington, D.C. 20549